UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2025

Intra-Cellular Therapies, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36274

Delaware	36-4742850
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

135 Route 202/206 Suite 6

Bedminster, NJ 07921

(Address of principal executive offices, including zip code)

(646) 440-9333

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ITCI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 18, 2025, Intra-Cellular Therapies, Inc., a Delaware corporation (the “Company”), filed its definitive proxy statement on Schedule 14A (as such may be supplemented from time to time, the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) with respect to the special meeting of the Company’s stockholders (the “Special Meeting”) to be held in connection with transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 10, 2025, by and among the Company, Johnson & Johnson, a New Jersey corporation (“Johnson & Johnson”), and Fleming Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Johnson & Johnson (“Merger Sub”), pursuant to which, subject to the terms and conditions thereof, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of Johnson & Johnson.

The Special Meeting is scheduled for March 27, 2025, beginning at 9:00 a.m. Eastern Time. The Company’s stockholders of record as of the close of business on February 13, 2025 will be eligible to vote at the Special Meeting. The information contained in this Current Report on Form 8-K (this “Form 8-K”) should be read in conjunction with the Proxy Statement, which should be read in its entirety.

Litigation Relating to the Merger

On February 26, 2025 a purported stockholder of the Company filed a lawsuit in the New York State Supreme Court against the Company and its Board of Directors, captioned Morgan v. Intra-Cellular Therapies, Inc., et al., Index No. 651153/2025 (the “Morgan Complaint”). On February 27, 2025, a purported stockholder of the Company filed a lawsuit in the New York State Supreme Court against the Company and its Board of Directors, captioned O’Neill v. Intra-Cellular Therapies, Inc., et al., Index No. 651115/2025 (the “O’Neill Complaint”). The Morgan Complaint and the O’Neill Complaint generally allege, among other things, that the Proxy Statement negligently misrepresents and/or fails to disclose material information in violation New York law. The Morgan Complaint and the O’Neill Complaint each seek, among other things, injunctive relief, rescissory or other unspecified monetary damages, and an award of attorneys’ fees and expenses.

On March 3, 2025, a purported stockholder of the Company filed a lawsuit in the Superior Court of New Jersey, Somerset County, against the Company, its Board of Directors and Johnson & Johnson, captioned Drulias v. Mates, et al., Case No. SOM C-012016-25 (the “Drulias Complaint” and together with the Morgan Complaint and the O’Neill Complaint, the “Complaints”). The Drulias Complaint generally alleges, among other things, that the Company’s Board of Directors breached its fiduciary duties under Delaware law in entering into the Merger, that the Company and its Board of Directors failed to disclose material information in the Proxy Statement, and that Johnson & Johnson aided and abetted those breaches. The Drulias Complaint seeks, among other things, a declaration that the defendants have breached their fiduciary duties and/or aided and abetted such breaches, an order requiring corrective disclosures, injunctive relief, unspecified compensatory and/or rescissory damages, and an award of attorneys’ fees and expenses.

As of the date of this Form 8-K, attorneys representing multiple purported stockholders of the Company have also delivered demand letters to the Company (collectively, the “Demand Letters”) alleging that the disclosures contained in the Proxy Statement are deficient and requesting that the Company supplement such disclosures prior to the Special Meeting. The Demand Letters threaten the Company with lawsuits in the event that the purported deficiencies in the Proxy Statement are not addressed.

It is possible that additional, similar complaints may be filed, that the Complaints described above may be amended, or that additional demand letters will be received by the Company. If this occurs, the Company does not intend to announce the filing or receipt of each additional, similar complaint or demand letter or any amended complaint unless required by law.

The Company believes that the claims asserted in the Complaints and the Demand Letters are without merit. However, in order to moot the unmeritorious disclosure claims, alleviate the costs, risks and uncertainties inherent in potential litigation and provide additional information to its stockholders, the Company has determined to voluntarily supplement the Proxy Statement as described in this Form 8-K. Nothing in this Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations set forth in the Complaints and the Demand Letters that any additional disclosure in the Proxy Statement was or is required.

Supplemental Disclosures

The following disclosures supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement.

(a)

The disclosure under the section entitled “ — Opinions of ITI’s Financial Advisors – Opinion of Centerview Partners LLC” is hereby amended and supplemented by deleting the bulleted list of selected companies beginning on page 49 of the Proxy Statement, and replacing it with the following chart:

Company	EV / 2027 Revenue Multiple
Acadia Pharmaceuticals Inc.	1.8x
Alkermes plc.	2.9x
Amicus Therapeutics, Inc.	3.1x
Apellis Pharmaceuticals, Inc.	3.6x
Axsome Therapeutics, Inc.	3.0x
Neurocrine Biosciences, Inc.	3.6x
Sarepta Therapeutics, Inc.	3.1x
TG Therapeutics, Inc.	4.7x

(b)

The disclosure under the section entitled “ — Opinions of ITI’s Financial Advisors – Opinion of Centerview Partners LLC” is hereby amended and supplemented by adding the following double underlined language to a new rightmost column of the table set forth on page 51 of the Proxy Statement:

Date Announced	Target	Acquiror	TV / Three-Year Forward Revenue Multiple
December 2022	Horizon Therapeutics Public Limited Company	Amgen Inc.	5.4x
August 2022	Global Blood Therapeutics, Inc.	Pfizer Inc.	7.3x
May 2022	Biohaven Pharmaceutical Holding Company Ltd.	Pfizer Inc.	6.0x
February 2021	GW Pharmaceuticals plc	Jazz Pharmaceuticals Public Limited Company	6.0x
December 2020	Alexion Pharmaceuticals, Inc.	AstraZeneca PLC	5.2x
January 2018	Bioverativ Inc.	Sanofi SA	7.0x
January 2017	Actelion Ltd.	Johnson & Johnson	9.9x
January 2016	Baxalta Incorporated	Shire plc	4.6x
January 2015	NPS Pharmaceuticals, Inc.	Shire plc	6.9x

(c)

The disclosure under the section entitled “ — Opinions of ITI’s Financial Advisors – Opinion of Centerview Partners LLC” is hereby amended and supplemented by adding the following double underlined language to the last paragraph beginning on page 51 of the Proxy Statement:

In performing this analysis, Centerview calculated a range of equity values for shares of our common stock by (a) discounting to present value as of December 31, 2024 using discount rates ranging from 10.25% to 12.25% (reflecting

Centerview’s analysis of ITI’s weighted average cost of capital) and using a mid-year convention: (i) the forecasted risk-adjusted, after-tax unlevered free cash flows of ITI over the period beginning on January 1, 2025 and ending on December 31, 2047, utilized by Centerview based on the Projections, (ii) a range of implied terminal values of ITI, calculated by Centerview by adjusting ITI’s fiscal year 2047 risk-adjusted, after-tax unlevered free cash flow based on the Projections to account for normalized levels of working capital and research and development expenses, and applying a selected range of perpetuity growth rates of 0.0% to 3.0% (which range Centerview was instructed to use by ITI’s management), based on information provided by ITI management as of January 9, 2025 and set forth in the internal data and (iii) tax savings from usage of ITI’s estimated federal net operating losses as of December 31, 2024 of $468 million and research and development tax credits as of December 31, 2024 of $51 million and ITI’s future losses, in each case which amount was provided by ITI management as set forth in the internal data and (b) adding to the foregoing results ITI’s estimated net cash as of December 31, 2024 of approximately $1 billion, which amount was provided by ITI management as set forth in the internal data. Centerview divided the result of the foregoing calculations by the number of fully diluted outstanding shares of ITI’s common stock (determined using the treasury stock method and taking into account approximately 106.2 million shares of ITI’s common stock, approximately 3.1 million outstanding in-the-money options with a weighted average exercise price of $31.23, approximately 2.0 million restricted stock units, and approximately 0.2 million performance stock units (including assumptions regarding the vesting of such performance stock units)), based on information provided by ITI management as set forth in the internal data. This analysis resulted in a range of implied equity values per share of our common stock of $102.90 to $127.70, rounded to the nearest $0.05. Centerview then compared this range to the Merger Consideration of $132.00 per share to be paid to the holders of our common stock (other than Excluded Shares) pursuant to the Merger Agreement.

(d)

The disclosure under the section entitled “ — Opinions of ITI’s Financial Advisors – Opinion of Centerview Partners LLC” is hereby amended and supplemented by adding the following double underlined language to the second and third bullets under the first full paragraph beginning on page 52 of the Proxy Statement:

•

Analyst Price Targets Analysis. Centerview reviewed stock price targets for shares of ITI’s common stock in 14 publicly available Wall Street research analyst reports as of January 8, 2025 which indicated low and high stock price targets for ITI ranging from $87.00 to $135.00 per share (with a median price target of $101.00 per share).

•

Precedent Premiums Paid Analysis. Centerview performed an analysis of premiums paid in the selected transactions involving publicly traded scaled commercial stage biotechnology companies, as set forth above in “Selected Precedent Transaction Analysis”. The premiums in this analysis were calculated by comparing the per share acquisition price in each transaction to the closing price of the target company’s common stock for the date one day prior to the date on which the trading price of the target company’s common stock was perceived by Centerview to be affected by a potential transaction, which indicated low and high premiums of 37% and 102% (with a median of 51%). Based on the analysis above and other considerations that Centerview deemed relevant in its professional judgment, Centerview applied a premium range of 35% to 85% to ITI’s closing stock price on January 8, 2025 (the last full trading day prior to the date on which the Board of Directors met to approve the Merger) of $82.56, which resulted in an implied price range of approximately $111.45 to $152.75 per share, rounded to the nearest $0.05.

(e)

The disclosure under the section entitled “ —Opinions of ITI’s Financial Advisors – Opinion of Jefferies LLC” is hereby amended and supplemented by adding the following double underlined language to a new rightmost column of the table beginning on page 56 of the Proxy Statement:

Date Announced	Target	Acquiror	Enterprise Value / Peak Sales Multiples
December 2023	Karuna Therapeutics, Inc.	Bristol-Myers Squibb Company	1.6x
July 2023	Reata Pharmaceuticals, Inc.	Biogen Inc.	2.4x
April 2023	IVERIC bio, Inc.	Astellas Pharma Inc.	1.4x
August 2022	Global Blood Therapeutics, Inc.	Pfizer Inc.	1.8x

May 2022	Biohaven Pharmaceutical Holding Company Ltd.	Pfizer Inc.	1.8x
February 2021	GW Pharmaceuticals plc	Jazz Pharmaceuticals Public Limited Company	2.4x
October 2020	MyoKardia, Inc.	Bristol-Myers Squibb Company	1.7x
November 2019	The Medicines Company	Novartis AG	1.5x

(f)

The disclosure under the section entitled “ —Opinions of ITI’s Financial Advisors – Opinion of Jefferies LLC” is hereby amended and supplemented by deleting the bulleted list of selected companies below the third paragraph on page 57 of the Proxy Statement, and replacing it with the following chart:

Company	Enterprise Value / 2027 Revenue Multiples
Acadia Pharmaceuticals Inc.	1.8x
Alkermes plc.	2.9x
Amicus Therapeutics, Inc.	3.1x
Apellis Pharmaceuticals, Inc.	3.6x
Axsome Therapeutics, Inc.	3.0x
Neurocrine Biosciences, Inc.	3.6x
Sarepta Therapeutics, Inc.	3.1x
TG Therapeutics, Inc.	4.7x

(g)

The disclosure under the section entitled “ —Opinions of ITI’s Financial Advisors – Opinion of Jefferies LLC” is hereby amended and supplemented by adding the following double underlined language to the second paragraph on page 58 of the Proxy Statement:

Jefferies performed a discounted cash flow analysis of ITI by calculating the estimated present value of the stand-alone risk-adjusted unlevered free cash flows, as described further in the section of this proxy statement captioned “ —Certain Financial Projections”, that ITI was forecasted to generate during the fiscal years ending December 31, 2025 through December 31, 2047 based on the Projections. Jefferies also calculated a range of terminal values for ITI by adjusting ITI’s fiscal year 2047 risk-adjusted unlevered free cash flow based on the Projections to account for normalized levels of working capital and research and development expenses, and applying a selected range of perpetuity growth rates of 0.0% to 3.0% (which range Jefferies was instructed to use by ITI’s management). The net present value as of December 31, 2024 of the risk-adjusted unlevered free cash flows and terminal value of ITI described in the preceding sentences were then calculated using the mid-year convention and a selected discount rate range of 10.25% to 12.25%, based on Jefferies’ estimate of ITI’s weighted average cost of capital. This resulted in a range of implied enterprise values for ITI. Jefferies then added ITI’s estimated net cash as of December 31, 2024 of approximately $1 billion, and the present value of ITI’s estimated federal net operating loss carryforwards of $468 million and research and development credits of $51 million, each as of December 31, 2024, and future losses (in each case as provided by ITI’s management), to calculate a range of implied equity values. Jefferies divided the result by the number of fully diluted outstanding shares of our common stock as of January 9, 2025 (determined using the treasury stock method and taking into account approximately 106.2 million shares of ITI’s common stock, approximately 3.1 million outstanding in-the-money options with a weighted average exercise price of $31.23, approximately 2.0 million restricted stock units, and approximately 0.2 million performance stock units (including assumptions regarding the vesting of such performance stock units)), as provided by ITI’s management, to calculate a range of implied per share equity values for ITI. This analysis indicated a reference range of implied per share equity values of $102.90 to $127.70 per share, as compared to the Merger Consideration of $132.00 per share.

(h)

The disclosure under the section entitled “ —Opinions of ITI’s Financial Advisors – Opinion of Jefferies LLC” is hereby amended and supplemented by adding the following double underlined language to the second bullet under the third full paragraph on page 58 of the Proxy Statement:

•

the publicly available stock price targets for our shares of common stock by 14 research analysts, which indicated low and high stock price targets ranging from $87.00 per share to $135.00 per share (with a median price target of $101.00 per share), as compared to the Merger Consideration of $132.00 per share.

Additional Information and Where to Find It

On February 18, 2025, the Company filed the Proxy Statement with the SEC in connection with the proposed acquisition of the Company by Parent. Beginning on February 18, 2025, the Proxy Statement and proxy card were mailed to the Company’s stockholders of record as of February 13, 2025. Other documents regarding the transaction may be filed with the SEC. This Current Report on Form 8-K is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC and send to its stockholders in connection with the transaction. Before making any voting decision, the Company’s stockholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they contain or will contain important information about the Company and the proposed acquisition.

The Company’s stockholders are or will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Parent and the Company, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and other documents filed by the Company with the SEC may be obtained from the Company, free of charge, by contacting the Company through its website at https://ir.intracellulartherapies.com.

Participants in the Solicitation

Parent and the Company and certain of their respective directors and executive officers, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of the Company in connection with the proposed transaction. Information about Parent’s directors and executive officers is available in Parent’s Annual Report on Form 10-K for the year ended December 29, 2024, which was filed with the SEC on February 13, 2025, and Parent’s definitive proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on March 13, 2024. Information about the Company’s directors and executive officers is available in the Proxy Statement, which was filed with the SEC on February 18, 2025. To the extent holdings of Parent’s or the Company’s securities by their respective directors or executive officers have changed since the amounts set forth in such proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Investors and stockholders of the Company are or will be able to obtain these documents free of charge from the SEC’s website at www.sec.gov, from Parent on Parent’s website at www.jnj.com, from the Company on the Company’s website at www.intracellulartherapies.com or on request from Parent or the Company.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may include “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed transaction, including financial estimates and statements as to the expected timing, completion and effects of the transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target,” “project,” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the transaction and the anticipated benefits thereof. These and other forward-looking statements, as well as any related oral statements, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the transaction on anticipated terms and timing, including obtaining the required stockholder approval, and the satisfaction of other conditions to the completion of the transaction; (ii) litigation relating to the transaction that has been or could be instituted by or against the Company, Parent, or their respective affiliates, directors or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the transaction will harm the Company’s business, including current plans and operations; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business or governmental relationships resulting from the announcement or completion of the transaction; (vi) continued availability of capital; (vii) legislative, regulatory and economic developments affecting the Company’s business; (viii) general economic and market developments and conditions; (ix) certain restrictions during the pendency of the transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (x) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xi) significant transaction costs associated with the transaction; (xii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiii) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xiv) competitive responses to the transaction; (xv) the Company’s management response to any of the aforementioned factors; (xvi) the risks and uncertainties pertaining to the Company’s business, including those set forth in the Company’s most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed or furnished by the Company with the SEC; and (xvii) the risks and uncertainties described in the Proxy Statement available from the sources indicated above. These risks, as well as other risks associated with the transaction, are more fully discussed in the Proxy Statement. While the list of factors presented here and the list of factors presented in the Proxy Statement are considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future event or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRA-CELLULAR THERAPIES, INC.

By:	/s/ Sanjeev Narula
Sanjeev Narula
Executive Vice President, Chief Financial Officer and Treasurer

Date:	March 18, 2025